EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10‑Q of Shoals Technologies Group, Inc. (the “Company”) for the quarter ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jason Whitaker, as Chief Executive Officer of the Company, and Kevin Hubbard, as Interim Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that, to the best of his knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2022

/s/ Jason Whitaker
Jason Whitaker
President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Kevin Hubbard
Kevin Hubbard
Interim Chief Financial Officer (Principal Financial and Accounting Officer)